                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

                              ------------------

                       Commission File Number 333-21873

       Date of Report (date of earliest event reported): April 6, 1998


                            FIRST INDUSTRIAL, L.P.
            (Exact name of Registrant as specified in its Charter)


             DELAWARE                                  36-3924586
    (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                    Identification No.)




            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                              ITEM 5. OTHER EVENTS

         First Industrial, L.P. (the "Operating Partnership") acquired 142 industrial properties and one land parcel for future development from unrelated parties and four industrial properties from a related party during the period January 1, 1998 through April 16, 1998 and partnerships in which the Operating Partnership owns a 99% limited partnership interest (the "Other Real Estate Parternships") purchased 21 industrial properties and six land parcels for future development from unrelated parties during the period January 1, 1998 through April 17, 1998. The combined purchase price of the 146 industrial properties and land parcel acquired by the Operating Partnership totaled approximately $327.2 million, excluding development costs incurred subsequent to the acquisition of the land parcel and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcel. The combined purchase price of the 21 industrial properties and six land parcels acquired by the Other Real Estate Partnerships totaled approximately $36.7 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 146 industrial properties and land parcel acquired by the Operating Partnership and the 21 industrial properties and six land parcels acquired by the Other Real Estate Partnerships are described below and were funded with working capital, the issuance of limited partnership units in the Operating Partnership (the "Units"), preferred contributions from the general partner, the assumption of secured debt, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility and the issuance of other unsecured debt. The Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property. With respect to the land parcels purchased, the Operating Partnership and the Other Real Estate Partnerships intend to develop the land parcels and operate the facilities as industrial rental property.


- On January 9, 1998, the Operating Partnership purchased a 53,500 square foot light industrial property located in Franklin Park, Illinois. The purchase price for the property was approximately $1.2 million. The property was purchased from Chicago Trust Company, successor Trustee to Chicago Title and Trust Company, as trustee u/t/a dated November 18, 1982, Trust No. 10-82791, The Sam Cohn Testamentary Trust, Jerrold V. Cohen and Leslie S. Cohn.

- On January 12, 1998, the Operating Partnership purchased five light industrial properties and one bulk warehouse property totaling 353,048 square feet located in West Chicago, Illinois. The aggregate purchase price for these properties was approximately $12.0 million. The properties were purchased from Westech Business Centers, Inc. and Wegner Land and Development Corporation.

- On January 15, 1998, the Operating Partnership purchased four light industrial properties totaling 318,013 square feet in Minneapolis, Minnesota. The aggregate purchase price for these properties was approximately $11.2 million. The properties were purchased from Advent Realty Limited Partnership II.

- On January 16, 1998, the Operating Partnership purchased a 288,000 square foot bulk warehouse property located in Bolingbrook, Illinois for approximately $10.4 million. The property was purchased from Bardale Company.

- On January 27, 1998, the Operating Partnership purchased nine light industrial properties totaling 183,772 square feet and a land parcel located in West Valley City, Utah. The aggregate purchase price for these properties and land parcel was approximately $15.2 million. The properties and land parcel were purchased from Stancop Associates Joint Venture, a Utah joint venture.

- On January 30, 1998, the Operating Partnership purchased three light industrial properties and one bulk warehouse property totaling 309,386 square feet located in Chicago, Illinois. The aggregate purchase price for these properties was approximately $7.9 million which was funded with $7.7 million in cash and the issuance of 5,772 Units valued at $.2 million. The properties were purchased from Western Suburban Industrial Investments Limited Partnership ("Western"). The sole general partner of Western, having a 5% interest, was Tomasz/Shidler Investment Corporation, the sole shareholders of which were a Director and a Director/Officer of the Operating Partnership who also had a 53% and 32% limited partnership interest in Western, respectively. Further, an additional Director/Officer and an Officer of the Operating Partnership were limited partners in Western having interests of 2% and .5%, respectively.

- On January 30, 1998, the Operating Partnership purchased ten light industrial properties totaling 448,186 square feet located in Denver, Colorado. The aggregate purchase price for these properties was approximately $16.9 million which was funded with $16.5 million in cash and the issuance of 10,961 Units valued at $.4 million. The properties were purchased from RPM Investments, Inc. as accommodator for the Denver Gardens Company, L.L.C. and Myrna R. Debilak, 3150 Corporation as qualified intermediary for Stan Lucas, 3811 Joliet, L.L.P., a Colorado limited liability partnership, Lewis-Joliet, L.L.P. and Pacifica Joliet Industrial, L.L.C., a Colorado limited liability corporation, Equity Industrial, L.P., a Nevada limited partnership and Equity Industrial- California, L.P., a Colorado limited partnership. This acquisition was the final phase of the Pacifica Acquisition Properties transaction. Information related to this acquisition and audited financial statements were provided in Form 8-K/A No.2 dated December 11, 1997, as filed on February 26, 1998.

- On February 2, 1998, the Other Real Estate Partnerships purchased a land parcel located in Taylor, Michigan for approximately $.8 million. The land parcel was purchased from Virginia Holding Corporation, a Virginia corporation.

- On February 5, 1998, the Other Real Estate Partnerships purchased a land parcel located in Orion, Michigan for approximately $1.3 million. The land parcel was purchased from Ms. Beverly J. Ohngren.

- On February 11, 1998, the Operating Partnership purchased a 69,220 square foot light industrial property located in Springboro, Ohio. The purchase price for the property was approximately $2.0 million. The property was purchased from Alcoa Building Products, Inc. Rental history had not commenced as of the date of purchase.

- On March 3, 1998, the Operating Partnership purchased a 42,700 square foot light industrial property located in Garden City, New York. The purchase price for the property was approximately $2.0 million. The property was purchased from Klinger Scientific Corporation.

- On March 4, 1998, the Other Real Estate Partnerships purchased a light industrial property totaling 181,950 square feet and a land parcel located in Noblesville, Indiana. The aggregate purchase price for the property and land parcel was approximately $2.9 million. The property and land parcel were purchased from Alliant Foodservice, Inc. The property was owner occupied prior to purchase.

- On March 10, 1998, the Other Real Estate Partnerships purchased a land parcel located in Conyers, Georgia for approximately $.7 million. The land parcel was purchased from Atlanta East (Delaware), L.L.C.

- On March 12, 1998, the Operating Partnership purchased two light industrial properties totaling 75,200 square feet located in Grand Rapids, Michigan. The aggregate purchase price for these properties was approximately $2.5 million which was funded with $1.1 million in cash and the issuance of 37,674 Units valued at $1.4 million. The properties were purchased from Robert J. Powers.

- On March 12, 1998, the Other Real Estate Partnerships purchased 16 light industrial properties totaling 534,360 square feet and a land parcel located in Exton, Pennsylvania. The aggregate purchase price for these properties and land parcel was approximately $22.7 million. The properties and land parcel were purchased from Pickering Acquisitions Associates, a Pennsylvania general partnership.

- On March 17, 1998, the Operating Partnership purchased a 200,000 square foot bulk warehouse property located in Chicago, Illinois for approximately $4.9 million. The property was purchased from Lake Moor Investments, Inc.

- On March 18, 1998, the Operating Partnership purchased two light industrial properties totaling 217,612 square feet located in Columbus, Ohio. The aggregate purchase price for these properties was approximately $5.1 million. The properties were purchased from Northwest Equity Partners, a Texas general partnership.

- On March 23, 1998, the Operating Partnership purchased a 60,000 square foot light industrial property located in Farmingdale, New York. The purchase price for the property was approximately $2.2 million. The property was purchased from Mr. Jerry Williams. The property was owner occupied prior to purchase.

- On March 24, 1998, the Operating Partnership purchased a 66,132 square foot light industrial property located in Sterling Heights, Michigan. The purchase price for the property was approximately $3.1 million. The property was purchased from Jado V L.L.C. The property was owner occupied prior to purchase.

- On March 25, 1998, the Operating Partnership purchased seven light industrial properties totaling 382,063 square feet located in Detroit, Michigan. The aggregate purchase price for these properties was approximately $17.2 million. The properties were purchased from Pioneer Acquisition Realty Trust, Dynamic Associates, L.P., a Michigan limited partnership, Stephenson Highway Realty Trust, Pioneer Acquisition Realty Trust and Aero-Mand Limited Partnership.

- On March 27, 1998, the Operating Partnership purchased a 123,808 square foot bulk warehouse property located in Smyrna, Georgia for approximately $5.0 million. The property was purchased from Highlands Summit Business Center, L.L.C. The property was owner occupied prior to purchase.

- On March 27, 1998, the Other Real Estate Partnerships purchased a land parcel located in Minneapolis, Minnesota for approximately $1.9 million. The land parcel was purchased from Valley Green Business Park Limited Partnership.

- On March 31, 1998, the Operating Partnership purchased a 423,230 square foot bulk warehouse property located in Coloma, Michigan for approximately $9.1 million. The property was purchased from Agrilink Foods, Inc. The property was owner occupied prior to purchase.

- On April 1, 1998, the Other Real Estate Partnerships purchased three light industrial properties totaling 75,350 square feet located in Des Moines, Iowa. The aggregate purchase price for these properties was approximately $2.3 million. The properties were purchased from Mr. Jeffrey N. Downing, Mr. Dale K. Humiston and Mr. Leon R. Shearer.

- On April 1, 1998, the Operating Partnership purchased a 99,600 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $6.2 million which was funded with $4.0 million in cash and the issuance of 61,604 Units valued at $2.2 million. The property was purchased from Mall Drive Associates, a New York limited partnership.

- On April 1, 1998, the Operating Partnership purchased a 325,000 square foot bulk warehouse property located in Garden City, New York for approximately $14.5 million. The property was purchased from Di Giorgio Corporation.

- On April 1, 1998, the Operating Partnership purchased 11 light industrial properties totaling 525,800 square feet located in Hartford, Connecticut. The aggregate purchase price for these properties was approximately $15.5 million. The properties were purchased from the Illinois Teachers Retirement Pension Fund.

- On April 3, 1998, the Operating Partnership purchased 39 light industrial properties totaling 857,108 square feet located in Detroit, Michigan. The aggregate purchase price for these properties was approximately $64.1 million which was funded with $40.1 million in cash and the issuance of 691,060 Units valued at $24.0 million. The properties were purchased from Shamie-Pomeroy.

- On April 6, 1998, the Operating Partnership purchased 25 light industrial properties and three bulk warehouse properties totaling 1,531,338 square feet located in Cherry Hill, New Jersey. The aggregate purchase price for these properties was approximately $51.0 million. The properties were purchased from Cherry Hill Industrial Sites, Inc.

- On April 9, 1998, the Other Real Estate Partnerships purchased a 284,135 square foot bulk warehouse property located in Chicago, Illinois for approximately $4.1 million. The property was purchased from United Warehousing Company.

- On April 14, 1998, the Operating Partnership purchased a 103,257 square foot bulk warehouse property located in Englewood, Colorado for approximately $6.1 million. The property was purchased from Spiral, Inc. Rental History commenced on January 1, 1998.

- On April 16, 1998, the Operating Partnership purchased a 300,300 square foot bulk warehouse property located in Columbus, Ohio for approximately $4.5 million. The property was purchased from Lockbourne Fidelco Partnership, an Ohio general partnership.

- On April 16, 1998, the Operating Partnership purchased ten light industrial properties and one bulk warehouse property totaling 840,229 square feet located in Baltimore, Maryland. The aggregate purchase price for these properties was approximately $37.4 million which was funded with $33.3 million in cash, the assumption of $2.5 million of debt and the issuance of 44,776 Units valued at $1.6 million. The properties were purchased from P.F. Obrecht and Son.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements:

                        Combined Historical Statements of Revenues and Certain Expenses for the 1998 Acquisition A Properties - Unaudited.

                        Combined Historical Statements of Revenues and Certain Expenses for the 1998 Acquisition I Properties and Notes thereto with Independent Accountant's report dated April 23, 1998.


         (b)  Pro Forma Financial Information:

                        Pro Forma Balance Sheet as of March 31, 1998.

                        Pro Forma Statement of Operations for the Three Months Ended March 31, 1998.

                        Pro Forma Statement of Operations for the Year Ended December 31, 1997.

         (c)  Exhibits.

         Exhibits Number            Description
         ---------------            -----------
              23                    Consent of Coopers & Lybrand L.L.P.,
                                    Independent Accountants

                          INDEX TO FINANCIAL STATEMENTS



                                                                                                        PAGE
                                                                                                        ----
1998 ACQUISITION A PROPERTIES

       Combined Historical Statements of Revenues and Certain Expenses for the
       1998 Acquisition A Properties for the Three Months Ended March 31, 1998
       and the Year Ended December 31, 1997-
       Unaudited...............................................................                         7

 1998 ACQUISITION I PROPERTIES

       Report of Independent Accountants.......................................                         8

       Combined Historical Statements of Revenues and Certain Expenses for the
       1998 Acquisition I Properties for the Three Months Ended March 31, 1998
       (Unaudited) and for the Year Ended December 31, 1997....................                         9

       Notes to Combined Historical Statements of Revenues and
       Certain Expense.........................................................                         10-11

PRO FORMA FINANCIAL INFORMATION

       Pro Forma Balance Sheet as of March 31, 1998............................                         12

       Pro Forma Statement of Operations for the Three Months Ended March 31,
       1998....................................................................                         13

       Notes to Pro Forma Financial Statements.................................                         14-16

       Pro Forma Statement of Operations for the Year Ended
       December 31, 1997.......................................................                         17

       Notes to Pro Forma Financial Statement..................................                         18-21


                          1998 ACQUISITION A PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 30 of 146 properties (of which 142 properties were acquired from unrelated parties and four properties were acquired from a related party) during the period January 1, 1998 through April 16, 1998 (collectively, the "1998 Acquisition A Properties") by First Industrial, L.P. (the "Operating Partnership"). The Combined Historical Statement of Revenues and Certain Expenses for the Three Months Ended March 31, 1998 includes operations only for the periods for which the properties were not owned by the Operating Partnership. These statements are exclusive of 111 properties (the "1998 Acquisition I Properties") acquired by the Operating Partnership which have been audited and are included elsewhere in this Form 8-K/A No. 1, an additional parcel of land for future development, four properties occupied by the previous owner prior to acquisition and one property in which rental history had not commenced prior to the date of purchase.

         The 1998 Acquisition A Properties were acquired for an aggregate purchase price of approximately $93.4 million and have an aggregate gross leaseable area of 2,780,754 square feet. A description of each property is included in Item 5.




                                                      FOR THE THREE        FOR THE
                                                       MONTHS ENDED       YEAR ENDED
                                                     MARCH 31, 1998   DECEMBER 31, 1997
                                                       (UNAUDITED)       (UNAUDITED)
                                                       -----------       -----------

Revenues:
   Rental Income .............................           $  954           $5,885
   Tenant Recoveries and Other Income ........              461            2,536
                                                         ------           ------
     Total Revenues ..........................            1,415            8,421
                                                         ------           ------

Expenses:
   Real Estate Taxes .........................              464            2,562
   Repairs and Maintenance ...................               18              227
   Property Management .......................               11              150
   Utilities .................................                3               92
   Insurance .................................                9               50
   Other .....................................                1               14
                                                         ------           ------
     Total Expenses ..........................              506            3,095
                                                         ------           ------
Revenues in Excess of Certain Expenses .......           $  909           $5,326
                                                         ======           ======


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of First Industrial, L.P.


         We have audited the accompanying combined historical statement of revenues and certain expenses of the 1998 Acquisition I Properties as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of the 1998 Acquisition I Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated April 6, 1998 of First Industrial, L.P. and is not intended to be a complete presentation of the 1998 Acquisition I Properties' revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1998 Acquisition I Properties for the year ended December 31, 1997 in conformity with generally accepted accounting principles.








                                             COOPERS & LYBRAND L.L.P.

Chicago, Illinois
April 23, 1998

                          1998 ACQUISITION I PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                                     FOR THE THREE
                                                      MONTHS ENDED        FOR THE
                                                     MARCH 31, 1998      YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1997
                                                      -----------    -----------------
Revenues:
   Rental Income .............................          $ 6,279          $22,095
   Tenant Recoveries and Other Income ........            1,121            3,602
                                                        -------          -------
        Total Revenues .......................            7,400           25,697
                                                        -------          -------

Expenses:
   Real Estate Taxes .........................            1,027            3,598
   Repairs and Maintenance ...................              577            2,050
   Property Management .......................              260              696
   Utilities .................................              128              420
   Insurance .................................               56              216
   Other .....................................               63               97
                                                        -------          -------
         Total Expenses ......................            2,111            7,077
                                                        -------          -------
Revenues in Excess of Certain Expenses .......          $ 5,289          $18,620
                                                        =======          =======

    The accompanying notes are an integral part of the financial statements.

                          1998 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.       BASIS OF PRESENTATION.

         The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 111 properties acquired by First Industrial, L.P. (the "Operating Partnership") during the period January 1, 1998 through April 16, 1998 (the "1998 Acquisition I Properties").

         The 1998 Acquisition I Properties were acquired for an aggregate purchase price of approximately $210.4 million.


                                                          SQUARE
                                      # OF                 FEET                      DATE                    DATE RENTAL
        METROPOLITAN AREA          PROPERTIES           (UNAUDITED)                ACQUIRED               HISTORY COMMENCED
        -----------------          ----------           -----------                --------               -----------------
        West Chicago, IL               6                  353,048              January 12, 1998           January 1, 1997

  (a)   West Valley City, UT           9                  183,772              January 27, 1998           January 1, 1997

        Detroit, MI                    7                  382,063               March 25, 1998            January 1, 1997

        Hartford, CT                   11                 525,800               April 1, 1998             January 1, 1997

        Detroit, MI                    39                 857,108               April 3, 1998             January 1, 1997

        Cherry Hill, NJ                28               1,531,338               April 6, 1998             January 1, 1997

        Baltimore, MD                  11                 840,229               April 16, 1998            January 1, 1997
                                      ---               ---------
                                      111               4,673,358
                                      ===               =========

--------------------------------------------------------------------------------

    (a)  Exclusive of land parcel purchased

         The unaudited Combined Historical Statement of Revenues and Certain Expenses for the three months ended March 31, 1998 includes the operations only for those periods for which the properties were not owned by the Operating Partnership and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

         The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1998 Acquisition I Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

         In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

         The Statements have been prepared on the accrual basis of accounting.

         Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                          1998 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.       FUTURE RENTAL REVENUES

         The 1998 Acquisition I Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1997 are approximately as follows:


                                                 1998
                                            Acquisition I
                                              Properties
                                          -----------------

                          1998                 $19,865

                          1999                  15,887

                          2000                  11,796

                          2001                  8,075

                          2002                  4,644

                          Thereafter            12,786
                                               -------

                          Total                $73,053
                                               =======

                             FIRST INDUSTRIAL, L.P.
                             PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)


                                                            First             1998           1998
                                                         Industrial,       Acquisition    Acquisition
                                                             L.P.             A(1)           I(1)                           First
                                                             Inc.           Properties    Properties      Pro Forma      Industrial,
                                                         Historical)      (Historical)   (Historical)   Adjustments          L.P.
                                                          Note 2 (a)       Note 2 (b)     Note 2 (c)     Note 2 (d)       Pro Forma
                                                          ----------       ----------     ----------     ----------       ---------
ASSETS
   Assets:
     Investment in Real Estate:
        Land ........................................... $   272,479     $     4,674     $    25,198     $      --      $   302,351
        Buildings and Improvements .....................   1,499,254          26,489         142,791            --        1,668,534
        Furniture, Fixtures and Equipment ..............       1,328            --              --              --            1,328
        Construction in Progress .......................      33,282            --              --              --           33,282
        Less: Accumulated Depreciation .................    (108,214)           --              --              --         (108,214)
                                                         -----------     -----------     -----------     -----------    -----------
            Net Investment in Real Estate ..............   1,698,129          31,163         167,989            --        1,897,281

     Investment in Other Real Estate Partnerships ......     302,162            --              --             6,350        308,512
     Cash and Cash Equivalents .........................       3,029         (29,022)       (139,853)        165,846           --
     Tenant Accounts Receivable, Net ...................       8,339            --              --              --            8,339
     Deferred Rent Receivable ..........................       8,220            --              --              --            8,220
     Deferred Financing Costs, Net .....................       7,845            --              --              --            7,845
     Prepaid Expenses and Other Assets, Net ............      42,327            --              --              --           42,327
                                                         -----------     -----------     -----------     -----------    -----------
                        Total Assets ................... $ 2,070,051     $     2,141     $    28,136     $   172,196    $ 2,272,524
                                                         ===========     ===========     ===========     ===========    ===========


LIABILITIES AND
           PARTNERS' CAPITAL
   Liabilities:
     Mortgage Loans Payable ............................ $    60,835     $      --       $     2,525     $      --      $    63,360

     Senior Unsecured Debt, Net ........................     748,763            --              --              --          748,763
     Acquisition Facilities Payable ....................      17,800            --              --           172,196        189,996
     Accounts Payable and Accrued Expenses .............      46,759            --              --              --           46,759
     Rents Received in Advance and Security
         Deposits ......................................      14,898            --              --              --           14,898
     Distributions Payable .............................      22,709            --              --              --           22,709

            Total Liabilities ..........................     911,764            --             2,525         172,196      1,086,485

  Commitments and Contingencies ........................        --              --              --              --             --

   Partners' Capital:
     General Partner Preferred Units ...................     336,990            --              --              --          336,990
     General Partner Units .............................     674,639            --              --              --          674,639
     Limited Partner Units .............................     146,658           2,141          25,611            --          174,410
                                                         -----------     -----------     -----------     -----------    -----------
            Total Partners' Capital ....................   1,158,287           2,141          25,611            --        1,186,039
                                                         -----------     -----------     -----------     -----------    -----------
            Total Liabilities and Partners' Capital..... $ 2,070,051     $     2,141     $    28,136     $   172,196    $ 2,272,524
                                                         ===========     ===========     ===========     ===========    ===========


     The accompanying notes are an integral part of the pro forma financial statement.

1

                             FIRST INDUSTRIAL, L.P.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER UNIT DATA)


                                                                         1998          1998
                                                        First        Acquisition    Acquisition
                                                     Industrial,           A             I                           First
                                                         L.P.         Properties    Properties    Pro Forma       Industrial,
                                                    (Historical)     (Historical)  (Historical)  Adjustments         L.P.
                                                      Note 3 (a)      Note 3 (b)    Note 3 (c)    Note 3 (d)      Pro Forma
                                                    ------------     ------------  ------------  -----------     -------------
REVENUES:
  Rental Income ..................................      $ 51,334       $    954      $  6,279      $   --         $ 58,567
  Tenant Recoveries and Other Income .............        11,744            461         1,121          --           13,326
                                                        --------       --------      --------      --------       --------
        Total Revenues ...........................        63,078          1,415         7,400          --           71,893
                                                        --------       --------      --------      --------       --------
EXPENSES:
  Real Estate Taxes ..............................        10,808            464         1,027          --           12,299
  Repairs and Maintenance ........................         2,979             18           577          --            3,574
  Property Management ............................         2,485             11           260          --            2,756

  Utilities ......................................         1,944              3           128          --            2,075

  Insurance ......................................           179              9            56          --              244

  Other ..........................................           852              1            63          --              916
  General and Administrative .....................         2,619           --            --            --            2,619
  Interest Expense ...............................        14,069           --            --           2,514         16,583
  Amortization of Interest Rate Protection
   Agreements and Deferred Financing Costs .......           161           --            --            --              161

  Depreciation and Other Amortization ............        11,617           --            --           1,362         12,979
                                                        --------       --------      --------      --------       --------
         Total Expenses ..........................        47,713            506         2,111         3,876         54,206
                                                        --------       --------      --------      --------       --------
Income Before Gain on Sales of Real Estate and
   Equity in Income of Other Real Estate .........        15,365            909         5,289        (3,876)        17,687
   Partnerships
Gain on Sales of Real Estate .....................            43           --            --            --               43
                                                        --------       --------      --------      --------       --------
Income Before Equity in Income of Other Real
   Estate Partnerships ...........................        15,408            909         5,289        (3,876)        17,730
Equity in Income of Other Real Estate
   Partnerships ..................................         8,757           --            --             638          9,395
                                                        --------       --------      --------      --------       --------
Net Income .......................................        24,165            909         5,289        (3,238)        27,125
Less: Preferred Unit Distributions ...............        (4,998)          --            --          (2,234)        (7,232)
                                                        --------       --------      --------      --------       --------
Net Income Available to Unitholders ..............      $ 19,167       $    909      $  5,289      $ (5,472)      $ 19,893
                                                        ========       ========      ========      ========       ========

Net Income Available to Unitholders per
     Weighted Average Unit Outstanding:
         Basic (42,388,857 for March 31, 1998) ...      $    .45
                                                        ========
         Diluted (42,763,034 for March 31, 1998)..      $    .45
                                                        ========
Pro Forma Net Income Available to
     Unitholders Per Weighted Average Unit
     Outstanding:
         Basic (43,221,176 for March 31, 1998, pro
         forma)...................................                                                                $    .46
                                                                                                                  ========
         Diluted (43,595,353 for March 31, 1998,
         pro forma) ..............................                                                                $    .46
                                                                                                                  ========





     The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.       BASIS OF PRESENTATION.

         First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner of the Operating Partnership is First Industrial Realty Trust, Inc. (the "Company") with an approximate 86.2% ownership interest at March 31, 1998.

         The accompanying unaudited pro forma balance sheet and unaudited pro forma statement of operations for the Operating Partnership reflect the historical financial position of the Operating Partnership as of March 31, 1998, the historical operations of the Operating Partnership for the period January 1, 1998 through March 31, 1998, the acquisition of 30 properties (the "1998 Acquisition A Properties") and 111 properties (the "1998 Acquisition I Properties") during the period January 1, 1998 through April 16, 1998.

         The accompanying unaudited pro forma balance sheet as of March 31, 1998 has been prepared based upon certain pro forma adjustments to the historical March 31, 1998 balance sheet of the Operating Partnership. The unaudited pro forma balance sheet as of March 31, 1998 has been prepared as if the properties acquired subsequent to March 31, 1998 had been acquired on March 31, 1998 and the assumption of $2.5 million of secured debt had occurred on March 31, 1998.

         The accompanying unaudited pro forma statement of operations for the three months ended March 31, 1998 has been prepared based upon certain pro forma adjustments to the historical March 31, 1998 statement of operations of the Operating Partnership. The unaudited pro forma statement of operations for the three months ended March 31, 1998 has been prepared as if the properties acquired subsequent to December 31, 1997 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed. In addition, the unaudited pro forma statement of operations is prepared as if the assumption of $2.5 million of secured debt, the issuance on March 31, 1998 of $100 million of unsecured debt bearing interest at 6.5% which matures on April 5, 2011 (the "2011 Drs."), the issuance on February 4, 1998 of the 7.95% Series D Preferred Units (the "Series D Preferred Capital Contribution") and the issuance on March 18, 1998 of the 7.90% Series E Preferred Units (the "Series E Preferred Capital Contribution") had been completed on January 1, 1997.

         The unaudited pro forma balance sheet is not necessarily indicative of what the Operating Partnership's financial position would have been as of March 31, 1998 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Operating Partnership. The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the three months ended March 31, 1998 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.


2.       BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - MARCH 31, 1998

  (a) The historical balance sheet reflects the financial position of the Operating Partnership as of March 31, 1998 as reported in the Operating Partnership's Form 10-Q for the quarter ended March 31, 1998.

  (b) Represents the portion of the 1998 Acquisition A Properties that were acquired subsequent to March 31, 1998 (the "1998 Acquisition A(1) Properties") as if the acquisitions had occurred on March 31, 1998. The 1998 Acquisition A(1) Properties were acquired for approximately $31.1 million in the aggregate which was funded with $29.0 million in cash and the issuance of 61,604 limited partnership units in the Operating Partnership (the "Units") valued at $2.1 million.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


  (c) Represents the portion of the 1998 Acquisition I Properties that were acquired subsequent to March 31, 1998 (the "1998 Acquisition I(1) Properties") as if the acquisitions had occurred on March 31, 1998. The 1998 Acquisition A(1) Properties were acquired for approximately $168.0 million in the aggregate which was funded with $139.9 million in cash, the assumption of $2.5 million of secured debt and the issuance of 735,836 Units valued at $25.6 million.

  (d) Represents the adjustments needed to present the pro forma balance sheet as of March 31, 1998 as if borrowings subsequent to March 31, 1998 under the Operating Partnership's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") had occurred on March 31, 1998.

3.       STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - MARCH
         31, 1998

  (a) The historical operations reflect the operations of the Operating Partnership for the period January 1, 1998 through March 31, 1998 as reported in the Operating Partnership's Form 10-Q for the quarter ended March 31, 1998.

  (b) The historical operations reflect the operations of the 1998 Acquisition A Properties for the period January 1, 1998 through the earlier of March 31, 1998 or their respective acquisition dates.

  (c) The historical operations reflect the operations of the 1998 Acquisition I Properties for the period January 1, 1998 through the earlier of March 31, 1998 or their respective acquisition dates.

  (d) In connection with the 1998 Acquisition I Properties, the Operating Partnership assumed a mortgage loan totaling $2.5 million (the "Acquisition Mortgage Loan IV"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan IV for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

       The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus .8% for borrowings under the 1997 Unsecured Acquisition Facility for the assumed earlier purchase of the 1998 Acquisition A Properties and the 1998 Acquisition I Properties offset by the interest savings related to the assumed repayment of $292.5 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2011 Drs., the Series D Preferred Capital Contribution and Series E Preferred Capital Contribution and also reflects an increase in interest expense due to the issuance of the 2011 Drs. as if such unsecured debt was outstanding as of January 1, 1997.


                                                                     (Dollars in thousands)

Interest  expense  related  to the Acquisition Mortgage Loan IV as if
    such indebtedness was outstanding as of January 1, 1997 .........      $    56
Interest expense related to the assumed earlier borrowings under
    the 1997 Unsecured Acquisition Facility .........................        4,282
Interest expense related to the issuance of the 2011 Drs. as if such
    debt was outstanding as of January 1, 1997 ......................        1,603
Interest savings due to the assumed repayment of $292.5 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2011 Drs., the Series D
    Preferred Capital Contribution and the Series E Preferred
    Capital Contribution ............................................       (3,427)
                                                                           -------
                    Net Pro Forma Interest Adjustment ...............      $ 2,514
                                                                           =======


                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


       The depreciation and amortization adjustments reflect the charges for the 1998 Acquisition A Properties and the 1998 Acquisition I Properties from January 1, 1998 through the earlier of their respective acquisition date or March 31, 1998 as if such properties were acquired on January 1, 1997.

       The equity in income of the other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of 16 properties acquired by First Industrial Indianapolis, L.P. and four properties acquired by First Industrial Financing Partnership, L.P. during the period January 1, 1998 through April 16, 1998 as if such acquisitions had occurred on January 1, 1997.

       The preferred unit distribution adjustment reflects preferred distributions attributable to the Series D Preferred Capital Contribution and the Series E Preferred Capital Contribution as if such units were outstanding as of January 1, 1997.

                             FIRST INDUSTRIAL, L.P.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT PER UNIT DATA)


                                                            1997          1997         1998         1998
                                             First      Acquisition   Acquisition  Acquisition  Acquisition
                                          Industrial,        A             I            A            I                      First
                                              L.P.       Properties    Properties   Properties   Properties   Pro Forma  Industrial,
                                          Historical)  (Historical)  (Historical) (Historical) (Historical)  Adjustments     L.P.
                                           Note 2 (a)    Note 2 (b)    Note 2 (c)   Note 2 (d)   Note 2 (e)   Note 2 (f)  Pro Forma
                                          -----------  ------------  ------------ ------------ ------------  ----------- -----------
REVENUES:
  Rental Income .......................... $  77,204     $   7,319    $  51,228    $   5,885    $  22,095    $    --     $ 163,731
  Tenant Recoveries and Other Income .....    21,362         1,969        9,093        2,536        3,602         --        38,562
                                           ---------     ---------    ---------    ---------    ---------    ---------   ---------
        Total Revenues ...................    98,566         9,288       60,321        8,421       25,697         --       202,293
                                           ---------     ---------    ---------    ---------    ---------    ---------   ---------

EXPENSES:
  Real Estate Taxes ......................    16,970         2,072        7,746        2,562        3,598         --        32,948
  Repairs and Maintenance ................     3,772           352        4,958          227        2,050         --        11,359
  Property Management ....................     3,789           265        2,149          150          696         --         7,049

  Utilities ..............................     2,723           103        1,777           92          420         --         5,115

  Insurance ..............................       249            87          615           50          216         --         1,217

  Other ..................................     1,680             4          243           14           97         --         2,038
  General and Administrative .............     5,820          --           --           --           --           --         5,820

  Interest ...............................    25,099          --           --           --           --         19,963      45,062
  Amortization of Interest Rate
     Protection Agreements and
     Deferred Financing Costs ............       369          --           --           --           --           --           369
  Depreciation and Other Amortization ....    15,873          --           --           --           --         17,741      33,614
                                           ---------     ---------    ---------    ---------    ---------    ---------   ---------
         Total Expenses ..................    76,344         2,883       17,488        3,095        7,077       37,704     144,591
                                           ---------     ---------    ---------    ---------    ---------    ---------   ---------

Income Before Disposition of Interest
    Rate Protection Agreements, Gain on
    Sales of Real Estate, Equity in Income
    of Other Real Estate Partnerships and
    Extraordinary Loss....................    22,222         6,405       42,833        5,326       18,620      (37,704)     57,702
  Disposition of Interest Rate Protection
    Agreements ...........................     4,038          --           --           --           --           --         4,038
Gain on Sales of Real Estate .............       728          --           --           --           --           --           728
                                           ---------     ---------    ---------    ---------    ---------    ---------   ---------
Income Before Equity in Income of Other
    Real Estate Partnerships and
    Extraordinary Loss ...................    26,988         6,405       42,833        5,326       18,620      (37,704)     62,468

Equity in Income of Other Real Estate
    Partnerships .........................    31,297          --           --           --           --          3,174      34,471
                                           ---------     ---------    ---------    ---------    ---------    ---------   ---------
Income Before Extraordinary Loss .........    58,285         6,405       42,833        5,326       18,620      (34,530)     96,939
Preferred Unit Distributions .............    (7,936)         --           --           --           --        (20,992)    (28,928)
                                           ---------     ---------    ---------    ---------    ---------    ---------   ---------
Income Before Extraordinary Loss
     Available to Unitholders ............ $  50,349     $   6,405    $  42,833    $   5,326    $  18,620    $ (55,522)  $  68,011
                                           =========     =========    =========    =========    =========    =========   =========

Income Before Extraordinary Loss
     Available to Unitholders Per Weighted
     Average Unit Outstanding:
         Basic  (35,681,562 for December
         31,1997) ........................ $    1.41
                                           =========
         Diluted  (35,987,248 for December
         31,1997) ........................ $    1.40
                                           =========
Pro Forma Income Before Extraordinary
     Loss Available to Unitholders Per
     Weighted Average Unit Outstanding:
         Basic (42,152,569 for December
         31, 1997, pro forma) ............                                                                               $    1.61
                                                                                                                         =========
         Diluted (42,458,255 for December
         31, 1997, pro forma) ............                                                                               $    1.60
                                                                                                                         =========


     The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.       BASIS OF PRESENTATION.

         First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner of the Operating Partnership is First Industrial Realty Trust, Inc. (the "Company") with an approximate 86.0% ownership interest at December 31, 1997.

         The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1997 through December 31, 1997 and the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") which are included in Amendment No. 3 to Form S-3 dated April 30, 1997, the acquisition of nine properties during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 23 properties during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") reported on Form 8-K dated October 30, 1997, the acquisition of four properties during the period November 1, 1997 through December 31, 1997 (the "1997 Acquisition IV Properties") reported Form 8-K/A No. 2 dated December 11, 1997 (collectively, the "1997 Acquisition A Properties"), the acquisition of 39 properties on January 31, 1997 (the "Lazarus Burman Properties") which are included in Amendment No. 3 to Form S-3 dated April 30, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") on June 30, 1997 and 33 properties through December 5, 1997 (the "Punia Phase II Properties" and, together with the Punia Phase I Properties, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, the acquisition of two properties during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 93 properties on October 30, 1997, two properties on December 4, 1997 and 10 properties on January 30, 1998 (together, the "Pacifica Acquisition Properties"), the acquisition of 64 properties on December 9, 1997 (the "Sealy Acquisition Properties") and seven properties on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997, the acquisition of 28 properties and one property scheduled to be acquired by March 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") during the period November 1, 1997 through December 31, 1997 which are reported on Form 8-K/A No. 1 dated December 11, 1997, the acquisition of three properties during the period November 1, 1997 through December 31, 1997 (the "1997 Acquisition VIII Properties") reported on Form 8-K/A No. 2 dated December 11, 1997 (collectively, the "1997 Acquisition I Properties"), the acquisition of 30 properties (the "1998 Acquisition A Properties") and 111 properties (the "1998 Acquisition I Properties") during the period January 1, 1998 through April 16, 1998 reported on this Form 8-K/A No.1.

         The accompanying unaudited pro forma statement of operations for the year ended December 31, 1997 has been prepared based upon certain pro forma adjustments to the historical December 31, 1997 statement of operations of the Operating Partnership. The unaudited pro forma statement of operations for the year ended December 31, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed and as if the assumption of $22.8 million of secured debt, the issuance on May 13, 1997 of $150.0 million of unsecured debt bearing interest at 7.60% which matures on May 15, 2007 (the "2007 Notes"), the issuance on May 13, 1997 of $100.0 million of unsecured debt bearing interest at 7.15% which matures on May 15, 2027 (the "2027 Notes"), the issuance on May 22, 1997 of $100.0 million of unsecured debt bearing interest 7.375% which matures on May 15, 2011 (the "2011 Notes"), the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes"), the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes"), the issuance on March 31, 1998 of $100 million of unsecured debt bearing interest at 6.50% which matures on April 5, 2011 (the "2011 Drs."), the issuance on May 14, 1997 of 8.75% Series B Preferred Units (the "Series B Preferred Capital Contribution"), the issuance on June 6, 1997 of 8.63% Series C Preferred Units (the "Series C Preferred Capital Contribution"), the issuance on February 4, 1998 of 7.95% Series D Preferred Units (the "Series D Preferred Capital Contribution"), the issuance on March 18, 1998 of 7.90% Series E Preferred Units (the "Series E Preferred Capital Contribution"), the issuance on September 16, 1997 of 637,440 general partnership units in the Operating Partnership (the "September 1997 Capital Contribution") and the issuance on October 15, 1997 of 5,400,000 general partnership units in the Operating Partnership (the "October 1997 Capital Contribution") had been completed on January 1, 1997.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


         The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the year ended December 31, 1997 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.


2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1997

  (a) The historical operations reflect income from continuing operations of the Operating Partnership for the period January 1, 1997 through December 31, 1997 as reported on the Operating Partnership's Form 10-K dated March 31, 1998.

  (b) The historical operations reflect the operations of the 1997 Acquisition A Properties for the period January 1, 1997 through their respective acquisition dates.

  (c) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through their respective acquisition dates.

  (d) The historical operations reflect the operations of the 1998 Acquisition A Properties for the period January 1, 1997 through December 31, 1997.

  (e) The historical operations reflect the operations of the 1998 Acquisition I Properties for the period January 1, 1997 through December 31, 1997.

  (f) Included within the acquisitions of the 1997 Acquisition I Properties, the Operating Partnership assumed a $3.8 million mortgage loan (the "LB Mortgage Loan I") and a $.7 million mortgage loan (the "LB Mortgage Loan II"). The interest expense adjustment reflects interest on the LB Mortgage Loan I and the LB Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

       Included within the acquisitions of the 1997 Acquisition A Properties, the Operating Partnership assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan I") and a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I and the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

       Included within the acquisitions of the 1997 Acquisition I Properties, the Company assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

       Included within the 1998 Acquisition I Properties, the Operating Partnership assumed a mortgage loan totaling $2.5 million (the "Acquisition Mortgage Loan IV"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan IV for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


       The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 1% for borrowings under the Operating Partnership's $200 million unsecured revolving acquisition facility (the "1996 Unsecured Acquisition Facility") or LIBOR plus .8% for borrowings under the Operating Partnership's $300 million unsecured revolving acquisition facility (the "1997 Unsecured Acquisition Facility") for the assumed purchase of the 1997 Acquisition A Properties, the 1997 Acquisition I Properties, the 1998 Acquisition A Properties and the 1998 Acquisition I Properties offset by the interest savings related to the assumed repayment of $1,281.2 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes, the 2011 Drs., the Series B Preferred Capital Contribution, the Series C Preferred Capital Contribution, the Series D Preferred Capital Contribution, the Series E Capital Contribution, the September 1997 Capital Contribution and the October 1997 Capital Contribution and also reflects an increase in interest expense due to the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes and the 2011 Drs., as if such unsecured debt was outstanding as of January 1, 1997.


                                                                (Dollars in thousands)
Interest expense related to the LB Mortgage Loan I, the LB
    Mortgage Loan II, the Acquisition Mortgage Loan I, The
    Acquisition Mortgage Loan II, the Acquisition Mortgage Loan
    III and the Acquisition Mortgage Loan IV as if such
    indebtedness was outstanding as of January 1, 1997 .........      $  1,438
Interest expense related to the assumed earlier borrowings under the 1996 Unsecured Acquisition Facility and 1997 Unsecured
    Acquisition Facility .......................................        43,906
Interest expense related to the issuance of the 2007 Notes, the
    2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes,
    the 2017 Notes and the 2011 Drs. as if such debt was
    outstanding as of January 1, 1997 ..........................        36,057
Interest savings due to the assumed repayment of $1,281.2
    million of acquisition facility borrowings on January 1,
    1997 from the proceeds of the issuance of the 2007 Notes,
    the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006
    Notes, the 2017 Notes and the 2011 Drs., the Series B
    Preferred Capital Contribution, the Series C Preferred
    Capital Contribution, the Series D Capital Contribution, the
    Series E Preferred Capital Contribution, the September 1997
    Capital Contribution and the October 1997 Capital
Contribution ...................................................       (61,438)
                                                                      ========
                    Net Pro Forma Interest Adjustment ..........      $ 19,963
                                                                      ========

       The depreciation and amortization adjustment reflects the charges for the 1997 Acquisition A Properties, the 1997 Acquisition I Properties, the 1998 Acquisition A Properties and the 1998 Acquisition I Properties from January 1, 1997 through the earlier of their respective acquisition date or December 31, 1997 and if such properties were acquired on January 1, 1997.

       The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of two properties acquired by First Industrial Pennsylvania Partnership, L.P. and two properties acquired by First Industrial Financing Partnership, L.P. during the period January 1, 1997 through December 31, 1997 and the operations of 16 properties acquired by First Industrial Indianapolis, L.P. and four properties acquired by First Industrial Financing Partnership, L.P. during the period January 1, 1998 through April 16, 1998 as if such acquisitions had occurred on January 1, 1997.


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


                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


       The preferred unit distribution adjustment reflects preferred distributions attributable to the Series B Preferred Capital Contribution, the Series C Preferred Capital Contribution, the Series D Preferred Capital Contribution and the Series E Preferred Capital Contribution as if such preferred units were outstanding as of January 1, 1997.





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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  FIRST INDUSTRIAL, L.P.
                                  BY: FIRST INDUSTRIAL REALTY TRUST, INC.



June 16, 1998                     By:/s/  Michael J. Havala
                                     ---------------------------------------
                                     Michael J. Havala
                                     Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------
     23           Consent of Coopers & Lybrand L.L.P.,
                  Independent Accountants



                                       23